UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  September 27, 2010

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.

Hawaiian Electric Industries, Inc.	1-8503	99-0208097

                         State of Hawaii

(State or other jurisdiction of incorporation)

               900 Richards Street, Honolulu, Hawaii  96813

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(808) 543-5662 - Hawaiian Electric Industries, Inc. (HEI)

                                            None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 27, 2010, Richard W. Gushman, II, 64, gave notice of his resignation from the Boards of Directors of HEI and its subsidiary, American Savings Bank, F.S.B. (ASB), to be effective as of September 30, 2010. Mr. Gushman is currently a member of the HEI Nominating and Corporate Governance Committee and the ASB Audit Committee.

Mr. Gushman has no disagreement with HEI or ASB on any matter relating to the Company’s operations, policies or practices, and he has not been removed from either the HEI or ASB Board of Directors for cause. Mr. Gushman has reviewed this disclosure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HAWAIIAN ELECTRIC INDUSTRIES, INC.
(Registrant)

/s/ David M. Kostecki
David M. Kostecki
Vice President-Finance, Controller
and Chief Accounting Officer
(Principal Accounting Officer of HEI)
Date: October 1, 2010